      As filed with the Securities and Exchange Commission on May 18, 2001.
                              Subject to Amendment
                                                Registration No. 333-
================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------
                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                               ------------------
                           ALLIED DEVICES CORPORATION
             (Exact name of registrant as specified in its charter)

              NEVADA                                       13-3087510
---------------------------------          -------------------------------------
 (State or other jurisdiction of            (I.R.S. Employer Identification No.)
 incorporation or organization)


                               ------------------
                                325 Duffy Avenue
                           Hicksville, New York 11801
                    (Address of principal executive offices)
                               ------------------
                           ALLIED DEVICES CORPORATION
                             1993 Stock Option Plan
                            (Full title of the plan)
                               ------------------
                                 MARK HOPKINSON
                Chairman of the Board and Chief Executive Officer
                           Allied Devices Corporation
                                325 Duffy Avenue
                           Hicksville, New York 11801
                                 (516) 935-1300
                      (Name, address and telephone number,
                   including area code, of agent for service)
                               ------------------
                                   Copies to:
                              ANDREW J. BECK, ESQ.
                                      Torys
                                 237 Park Avenue
                            New York, New York 10017
                               ------------------


                                          CALCULATION OF REGISTRATION FEE

====================================================================================================================================
          Title of each                 Amount to be          Proposed maximum          Proposed maximum            Amount of
    class of securities to be            registered            offering price          aggregate offering         registration
            registered                                           per unit(1)                price(1)                   fee
------------------------------------------------------------------------------------------------------------------------------------
Common Stock,                           750,000 shs.                $2.18                  $1,635,000                $408.75
$0.001 par value
====================================================================================================================================

(1) Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(h)(1) under the Securities Act of 1933, as amended, on the basis of the high and low prices of the Registrant's Common Stock on May 15, 2001, as reported on the NASDAQ SmallCap Market.

================================================================================

This Registration Statement is intended, pursuant to Rule 429 of the Securities and Exchange Commission, to constitute Post- Effective Amendment No. 2 to Registration Statement on Form S-8 (No. 33-77428), and Post-Effective Amendment No. 1 to Registration Statement on Form S-8 (No. 333-03394). See "Explanatory Note."

                      REGISTRATION OF ADDITIONAL SECURITIES

         In accordance with General Instruction E, Allied Devices Corporation ("the Registrant") hereby incorporates by reference the contents of (i) its Form S-8 Registration Statement No. 33-77428 covering 1,000,000 shares of Registrant's Common Stock, with $0.001 par value, underlying options available for grant under the Company's 1993 Stock Option Plan, the contents of and all documents incorporated by reference therein; and (ii) its Form S-8 Registration Statement No. 333-03394 covering 250,000 shares of Registrant's Common Stock, with $0.001 par value, underlying options available for grant under the Company's 1993 Stock Option Plan, as amended March 7, 1996, the contents of and all documents incorporated by reference therein. This Registration Statement is being filed for the purpose of registering an additional 750,000 shares of the Registrant's Common Stock, with $0.001 par value, underlying options available for grant under the Company's 1993 Stock Option Plan, as amended.

                                POWER OF ATTORNEY

                  The Registrant and each person whose signature appears below hereby appoint Mark Hopkinson and Paul Cervino as attorneys-in-fact with full power of substitution, severally, to execute in the name and on behalf of the Registrant and each such person, individually and in each capacity stated below, one or more post-effective amendments to this Registration Statement as the attorney-in-fact acting in the premises deems appropriate and to file any such amendment to this Registration Statement with the Securities and Exchange Commission.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hicksville, State of New York on this 15th day of May, 2001.

                                      ALLIED DEVICES CORPORATION


                                      By: /s/ MARK HOPKINSON
                                         ----------------------------------
                                           Mark Hopkinson
                                           Chairman of the Board
                                           and Chief Executive Officer

                  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                 SIGNATURE                                    TITLE                                DATE
                 ---------                                    -----                                ----

/S/ MARK HOPKINSON                                Chairman of the Board, Chief                 May 15, 2001
-------------------                           Executive Officer, Secretary and
    Mark Hopkinson                                          Director

/S/ PAUL M. CERVINO                              President, Principal Financial                May 15, 2001
-------------------                              Officer, Principal Operating
    Paul M. Cervino                              Officer, Principal Accounting
                                                     Officer, and Treasurer

/S/ SALVATOR BALDI                            Executive Vice-President and Director            May 15, 2001
------------------
    Salvator Baldi


/S/ P. K. BARTOW                                            Director                           May 15, 2001
----------------
    P.K. Bartow


/S/ CHRISTOPHER LINEN                                       Director                           May 15, 2001
---------------------
    Christopher Linen

/S/ MICHAEL MICHAELSON                                      Director                           May 15, 2001
----------------------
    Michael Michaelson



                                                 EXPLANATORY NOTE

            This Registration Statement is intended, pursuant to Rule 429 of the Securities and Exchange Commission, to constitute Post-Effective Amendment No. 2 to the Registration Statement on Form S-8 (No. 33-77428), and Post-Effective Amendment No. 1 to Registration Statement on Form S-8 (No. 333-03394).

                                INDEX TO EXHIBITS

NUMBER            DESCRIPTION OF EXHIBIT
------            ----------------------

(4)           Allied Devices Corporation 1993
              Stock Option Plan, as amended
              to date.

(5)           Opinion of Torys

(23)(i)       Consent of BDO Seidman, LLP

(23)(ii)      Consent of Torys (Contained in Exhibit 5)

(24) Power of Attorney (See "Power of Attorney" in the Registration Statement)